Exhibit 32.1

ELITE ARTZ, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officers of Elite Artz Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)     the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2006, fully complies with the requirements of

        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)     the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   August 8, 2006             /s/ David Oman

                                   ____________________________________

                                   David Oman

                                   Chief Executive and Financial Officer